Exhibit 10.14

FIRST AMENDMENT
TO
AMENDED AND RESTATED REVOLVER NOTE
This First Amendment to Amended and Restated Revolver Note (this “Amendment”), dated and effective as of January 29, 2024 (the “Effective Date”), by and between: (i) Fidelity National Financial, Inc., a Delaware corporation (“Lender”); and (ii) Cannae Holdings, Inc., a Delaware corporation (“Borrower”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in that certain Amended and Restated Revolver Note, dated May 12, 2022, by and between the Lender and the Borrower (before giving effect to this Amendment and the transactions anticipated hereby, the “Existing Note”).
1.Prepayment and Outstanding Balance. On the Effective Date, Borrower shall repay Twenty-Five Million and 00/100 Dollars ($25,000,000.00) to Lender (the “Prepayment”) as a prepayment in consideration for the amendments to the Existing Note described in Section 2. Borrower and Lender acknowledge and agree that following the Prepayment, the Outstanding Amount as of the Effective Date is Fifty-Nine Million Six Hundred Eighty-Thousand Two Hundred Sixty-One and 50/100 Dollars ($59,680,261.50).
2.Amendments to Existing Note. Borrower and Lender hereby agree that, as of the Effective Date, the Existing Note is hereby amended as follows:
    (a)    Commitment (as defined in the preamble of the Existing Note) is reduced from One Hundred Million and 00/100 Dollars ($100,000,000.00) to Sixty Million and 00/100 Dollars ($60,000,000.00).
(b)    Section 1 of the Existing Note is amended by deleting the following defined terms and definitions: (i) “Adjusted Term SOFR Rate”; (ii) “SOFR”; (iii) “SOFR Administrator”; (iv) “Term SOFR” including “Periodic Term SOFR Determination Date”; (v) “Term SOFR Administrator”; and (vi) “Term SOFR Reference Rate”.
    (c)    The first sentence of Section 6(a) of the Existing Note is amended to read as follows: “Subject to the provisions of subsection (b) below, the Revolving Loans shall bear interest at the rate of seven percent (7%) per annum.”
3.No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Note or constitute a course of conduct or dealing among the parties. Borrower and Lender reserve all rights, privileges, and remedies under the Existing Note. Except as expressly amended hereby, the Existing Note remains unmodified and in full force and effect.
4.Counterparts; Effectiveness; Integration. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the Existing Note constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. From and after the Effective Date, each reference to the “Note,” “thereunder,” “thereof” or words of like import referring to the “Note,” shall mean and be a reference to the Existing Note, as amended by this Amendment.
5.Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.
6.Miscellaneous. The parties hereto hereby acknowledge and agree that this Amendment is subject to Section 8 of the Existing Note, the terms of which are incorporated by reference herein, mutatis mutandis, as if set forth in their entirety herein.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Borrower and Lender have caused their duly authorized officers to execute and deliver this First Amendment to Amended and Restated Revolver Note as of the Effective Date.
BORROWER:

CANNAE HOLDINGS, INC.

By:     /s/ Bryan D. Coy
Name:    Bryan D. Coy
Title:     Chief Financial Officer

LENDER:

FIDELITY NATIONAL FINANCIAL, INC.

By:     /s/ Anthony J. Park
Name:     Anthony J. Park
Title:    Executive Vice President and Chief
Financial Officer